UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 7, 2005
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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              Exact name of registrant as specified in its charter)

                                    Delaware
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                  State or other jurisdiction of incorporation)

            0-12965                                 13-3163744
   --------------------------         --------------------------------------
    (Commission file number)           (IRS employer identification number)


                         42 ORIENTAL STREET; THIRD FLOOR
                         PROVIDENCE, RHODE ISLAND 02908
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                    (Address of principal executive offices)

                                 (401) 274-5658
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.   OTHER EVENTS.

          Pursuant to Rule 135c of the Securities Act of 1933, a news release with respect to a proposed private placement is appended to this Form 8-K Current Report as Exhibit 99.1.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits:

                 See Exhibit Index attached to this Current Report on Form 8-K.






                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Harold A. Joannidi
                                          --------------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Chief Financial Officer


Dated:     December 7, 2005

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number                Description
       --------------                -----------
            99.1                     Press Release dated December 7, 2005